UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 1, 2025 (April 29, 2025)

MAIDEN HOLDINGS, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda	001-34042	98-0570192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Par-La-Ville Road, Suite 1141, Hamilton HM11, Bermuda

(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Shares, par value $0.01 per share	MHLD	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.
The information set forth in Item 5.07 of this Form 8-K is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 29, 2025, Maiden Holdings, Ltd. (“Maiden”) convened a special general meeting of its shareholders (the “Special Meeting”) at Rosewood Bermuda, 60 Tucker’s Point Drive, Hamilton Parish HS 02, Bermuda, relating to a proposed combination of Maiden and Kestrel Group LLC, a Delaware limited liability company (“Kestrel”), pursuant to a combination agreement dated as of December 29, 2024 (as amended, the “Combination Agreement”) by and among Maiden, Kestrel, Ranger Bermuda Topco Ltd, a Bermuda exempted company limited by shares (“Bermuda NewCo”) and the other parties thereto. Upon consummation of the transactions contemplated by the Combination Agreement, Maiden and Kestrel will become wholly owned subsidiaries of Bermuda NewCo, which will be renamed “Kestrel Group Ltd”.
On March 18, 2025, the record date for the Special Meeting, there were 145,506,941 common shares of Maiden outstanding and entitled to vote (including 44,750,678 common shares of Maiden held by Maiden Reinsurance Ltd. (“Maiden Re”), an indirect wholly owned subsidiary of Maiden). A quorum was present at the Special Meeting. Approval of each proposal required the affirmative vote (in person or by proxy) of a majority of the votes cast “For” or “Against” such proposal.
The Special Meeting was called to vote on the proposals set forth in a definitive proxy statement/prospectus dated and filed with the Securities and Exchange Commission on March 26, 2025. The final voting results for each of the proposals submitted to a vote of shareholders at the Special Meeting are as follows:
Proposal 1. A proposal to approve the voting cutback proposal, being the amendment of Bye-Law 1.1. and Bye-Law 33 of the Bye-Laws of Maiden to remove the 9.5% voting limitation contained therein. This proposal was approved as follows:

Voted For	Voted Against	Abstain
76,705,952	7,354,828	73,550
*Total shares voted “For” Proposal 1 includes 13,823,159 shares voted by Maiden Re due to the 9.5% voting cutback.

Proposal 2. A proposal to approve the first merger approval bye-law proposal, being the amendment of Bye-Law 87 of the Bye-Laws of Maiden to require that the first merger resolution (as defined below) shall be approved by a simple majority of votes cast at the Special Meeting. This proposal was approved as follows:

Voted For	Voted Against	Abstain
110,794,780	4,212,100	54,969

Proposal 3. A proposal to approve the statutory merger agreement and the merger of Ranger Bermuda Merger Sub Ltd. with and into Maiden, pursuant to and in accordance with the terms of the Combination Agreement and the statutory merger agreement, with Maiden surviving as a direct wholly owned subsidiary of Ranger U.S. Newco LLC and an indirect wholly owned subsidiary of Bermuda NewCo (the “first merger resolution”). This proposal was approved as follows:

Voted For	Voted Against	Abstain
110,798,574	4,199,415	63,860

Proposal 4. A proposal to authorize the adjournment of the Special Meeting in the event that a quorum were present and sufficient votes were not represented at the Special Meeting to approve the first merger resolution or to ensure that any supplement or amendment to the proxy statement/prospectus be timely provided to Maiden shareholders (the “Adjournment Proposal”). This proposal was approved as follows:

Voted For	Voted Against	Abstain
109,429,625	4,843,822	788,402

Proposal 5. A proposal to approve the equity incentive plan for service providers of Bermuda NewCo and its subsidiaries. This proposal was approved as follows:

Voted For	Voted Against	Abstain
109,875,910	4,303,468	882,471

Proposal 6. A proposal to approve, by a non-binding, advisory vote, the compensation that may be paid or become payable to Maiden’s named executive officers in connection with the mergers. This proposal was approved as follows:

Voted For	Voted Against	Abstain
105,424,076	8,739,795	897,978
In light of the attendance at the Special Meeting and the approval of the first merger resolution as indicated above, though the Adjournment Proposal was approved, the Special Meeting did not need to be, and was not, adjourned.

Item 8.01 Other Events.

On April 29, 2025, Maiden issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.1	Press Release of Maiden Holdings, Ltd., dated April 29, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 1, 2025	MAIDEN HOLDINGS, LTD.

		By:	/s/ Patrick J. Haveron
Name: Patrick J. Haveron
Title: Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release of Maiden Holdings, Ltd., dated April 29, 2025

Exhibit 99.1

PRESS RELEASE

Maiden Holdings Announces
Shareholder Approval of Combination with Kestrel

Pembroke, Bermuda, April 29, 2025 - Maiden Holdings, Ltd. (Nasdaq: MHLD) (“Maiden” or the “Company”) announced that, at the special general meeting of Maiden shareholders held today, all proposals related to Maiden’s proposed business combination (the “transaction”) with Kestrel Group LLC (“Kestrel”) were approved by Maiden’s shareholders.
As previously announced, on December 29, 2024, Maiden entered into a Combination Agreement (as amended, the “Combination Agreement”) with Kestrel, pursuant to which Maiden and Kestrel will become wholly owned subsidiaries of a newly formed Bermuda company (“Bermuda NewCo”), which will be renamed “Kestrel Group Ltd”. Following the closing of the transaction, Bermuda NewCo’s common shares are expected to be listed on the Nasdaq Capital Market under the symbol “KG”.
The transaction remains subject to regulatory approvals and other customary closing conditions. Closing is expected to occur during the second quarter of 2025.
Patrick J. Haveron, Maiden’s Chief Executive Officer, commented on the receipt of shareholder approval for the Kestrel Agreement: “Today’s voting results represent an important step forward towards our combination with Kestrel. The overwhelming shareholder support received for our proposals is gratifying as it advances us one step closer to significantly shifting the strategic vision and trajectory of our Company.”
About Maiden
Maiden Holdings, Ltd. is a Bermuda-based holding company formed in 2007. Maiden creates shareholder value by actively managing and allocating assets and capital, including through ownership and management of businesses and assets primarily in the insurance and related financial services industries where Maiden can leverage deep knowledge of those markets. Maiden also provides a full range of legacy services to small insurance companies, particularly those in run-off or with blocks of reserves that are no longer core, working with clients to develop and implement finality solutions including acquiring entire companies that enable clients to meet their capital and risk management objectives.
Cautionary note regarding forward-looking statements
Certain statements in this press release, and any related oral statements, other than purely historical information, including statements relating to the transaction, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include statements as to the expected timing, completion and effects of the transaction and generally are identified with the words “anticipate”, “believe”, “expect”, “predict”, “allow”, “position,” “optimize”, “transformative”, “estimate”, “intend”, “plan”, “project”, “seek”, “provide”, “deliver”, “realize”, “potential”, “possible”, “accelerate”, capitalize”, “could”, “might”, “may”, “should”, “will”, “would”, “will be”, “will continue”, “will likely result”, “enhance certainty” and similar expressions. In light of the risks and uncertainties inherent in all forward-looking statements, the inclusion of such statements in this press release should not be considered as a representation by Maiden or any other person that Maiden’s objectives or plans or other matters described in any forward-looking statement will be achieved. These statements are based on current plans, estimates, assumptions and expectations. Actual results may differ materially from those projected in such forward-looking statements and, therefore, you should not place undue reliance on them. The forward-looking statements are subject to risks and uncertainties, including: (i) that the parties may be unable to complete the transaction because, among other reasons, conditions to the closing of the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (ii) uncertainty as to the timing of completion of the transaction; (iii) that the occurrence of certain events, changes or circumstances could give rise to the termination of the combination agreement; (iv) risks related to disruption of management’s attention from ongoing business operations due to the transaction; (v) the effect of the announcement of the transaction on the parties’ client, business, governmental and employee relationships; (vi) the commencement or outcome of any legal proceedings to the extent initiated against Maiden, Kestrel, AmTrust Financial Services, Inc. or others prior to or following the announcement of the transaction; (vii) the failure to realize the benefits of the transaction when expected or at all; (viii) risks related to the post-closing integration of the business and operations of Maiden, Kestrel and their subsidiaries; (ix) risks related to a downgrading of Maiden’s debt ratings as a result of the announcement or completion of the transaction; (x) uncertainty related to additional adverse reserve development and/or asset impairment charges as well as the amount and the ability to utilize tax attributes; and (xi) management’s response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Maiden’s most recent Annual Report on Form 10-K and other documents of Maiden on file with, or furnished to, the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this press release, and any related oral statements, are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Maiden will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Maiden or its business or operations. Except as required by law, the parties undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
No offer or solicitation
This press release is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.
Contact
FGS Global Maiden@fgsglobal.com